SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 27, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003 providing for the issuance of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-90830-03                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

     On May 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.




Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 27, 2003 as Exhibit 99.1.

2003-CB2 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2003-CB2
-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date:  June 26, 2003                  By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         May 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  May 27, 2003


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               May 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1      60,300,000.00     60,300,000.00     2,442,833.25     64,445.63  2,507,278.88        0.00      0.00       57,857,166.75
AF2      31,600,000.00     31,600,000.00             0.00     82,528.67     82,528.67        0.00      0.00       31,600,000.00
AF3      22,771,000.00     22,771,000.00             0.00     98,693.31     98,693.31        0.00      0.00       22,771,000.00
AV1      66,700,000.00     66,700,000.00     2,240,819.57     73,286.63  2,314,106.20        0.00      0.00       64,459,180.43
AV2      14,069,000.00     14,069,000.00             0.00     20,206.60     20,206.60        0.00      0.00       14,069,000.00
M1       15,205,000.00     15,205,000.00             0.00     64,013.05     64,013.05        0.00      0.00       15,205,000.00
M2       12,286,000.00     12,286,000.00             0.00     56,771.56     56,771.56        0.00      0.00       12,286,000.00
B1        8,393,000.00      8,393,000.00             0.00     31,253.43     31,253.43        0.00      0.00        8,393,000.00
B2        4,258,000.00      4,258,000.00             0.00     18,570.20     18,570.20        0.00      0.00        4,258,000.00
N        12,900,000.00     12,900,000.00     1,005,288.06     94,922.50  1,100,210.56        0.00      0.00       11,894,711.94
R                 0.00              0.00             0.00          0.00          0.00        0.00      0.00                0.00
TOTALS  248,482,000.00    248,482,000.00     5,688,940.88    604,691.58  6,293,632.46        0.00      0.00      242,793,059.12

AIO      92,000,000.00     92,000,000.00             0.00    268,333.33    268,333.33        0.00      0.00       87,000,000.00
X                 0.00              0.00             0.00          0.00          0.00        0.00      0.00                0.00
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                  ENDING                             PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL   PRINCIPAL           CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
AF1      04542BCQ3    1,000.00000000     40.51133085     1.06875008   41.58008093     959.48866915      AF1        1.425000 %
AF2      04542BCR1    1,000.00000000      0.00000000     2.61166677    2.61166677   1,000.00000000      AF2        3.134000 %
AF3      04542BCS9    1,000.00000000      0.00000000     4.33416670    4.33416670   1,000.00000000      AF3        5.201000 %
AV1      04542BCT7    1,000.00000000     33.59549580     1.09875007   34.69424588     966.40450420      AV1        1.465000 %
AV2      04542BCU4    1,000.00000000      0.00000000     1.43624991    1.43624991   1,000.00000000      AV2        1.915000 %
M1       04542BCW0    1,000.00000000      0.00000000     4.21000000    4.21000000   1,000.00000000      M1         5.052000 %
M2       04542BCX8    1,000.00000000      0.00000000     4.62083347    4.62083347   1,000.00000000      M2         5.545000 %
B1       04542BCY6    1,000.00000000      0.00000000     3.72374955    3.72374955   1,000.00000000      B1         4.965000 %
B2       04542BCZ3    1,000.00000000      0.00000000     4.36124941    4.36124941   1,000.00000000      B2         5.815000 %
N        N/A          1,000.00000000     77.92930698     7.35833333   85.28764031     922.07069302      N          8.830000 %
TOTALS                1,000.00000000     22.89478063     2.43354279   25.32832342     977.10521937

AIO      04542BCV2    1,000.00000000      0.00000000     2.91666663    2.91666663     945.65217391      AIO        3.500000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                              Irina I Mordukhayev
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5930
                      Email: irina.i.mordukhayev@chase.com

                    ---------------------------------------




Sec. 4.06(iii) O/C Amount                                                                 7,286,104.04
Sec. 4.06(iii) Targeted O/C Amount                                                        7,286,043.12
Sec. 4.06(iii) O/C Deficiency Amount                                                              0.00
Sec. 4.06(iii) O/C Release Amount                                                                 0.00
Sec. 4.06(iii) Monthly Excess Interest                                                    1,019,390.29
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                            1,019,390.29
Sec. 4.06(iii) Extra Principal Distribution Amount                                                0.00

Sec. 4.06(iv) Servicing Compensation                                                              0.00

Sec. 4.06(v) Current Advances                                                               294,421.81

Sec. 4.06(vi) Ending Collateral Balance Group 1                                         140,449,391.48
Sec. 4.06(vi) Ending Collateral Balance Group 2                                          97,735,059.74
Sec. 4.06(vi) Total Ending Collateral Balance                                           238,184,451.22

Sec. 4.06(vii) Total Beginning Number of Loans                                                2,177.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                        1,494.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                          683.00

Sec. 4.06(vii) Total Ending Number of Loans                                                   2,139.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                           1,471.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                             668.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                 8.89 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                       9.40 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                       8.14 %

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                         317.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                         347.00

Sec. 4.06(viii)Loans Delinquent

                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        86             6,400,764.48                  4.56 %
                                                2 Month                        18             1,485,071.12                  1.06 %
                                                3 Month                         0                     0.00                  0.00 %
                                                Total                     104                 7,885,835.60                  5.62 %
                                                 Group 2
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        24             3,256,594.87                  3.33 %
                                                2 Month                         7               778,480.83                  0.80 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                         31             4,035,075.70                  4.13 %
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                       110             9,657,359.35                  4.05 %
                                                2 Month                        25             2,263,551.95                  0.95 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                        135            11,920,911.30                  5.00 %

                                                Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                     Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1              449,412.08                  0.32 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1              449,412.08                  0.19 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                     Loans in Bankruptcy

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           7              268,947.90                  0.19 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           3              185,255.48                  0.19 %

                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          10              454,203.38                  0.19 %

  Sec. 4.06(ix)Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                                                    2,305,811.49
Principal Prepayments Group 2                                                                                    2,174,003.96

Sec. 4.06(xii) Prepayment Penalties/Premiums                                                                        80,820.27

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                                                                              0.00
Current Realized Losses Incurred in Group 2                                                                              0.00
Cummulative Realized Losses Incurred in Group 1                                                                          0.00
Cummulative  Realized Losses Incurred in Group 2                                                                         0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                                                      0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                                                     0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                                                      0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                                                     0.00

Sec. 4.06(xiv) Class B1 Unpaid Realized Loss Amount                                                                      0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amount                                                                     0.00

Sec. 4.06(xiv) Class B2 Unpaid Realized Loss Amount                                                                      0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amount                                                                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class AF1 Unpaid Interest Shortfall                                                                                      0.00
Class AF2 Unpaid Interest Shortfall                                                                                      0.00
Class AF3 Unpaid Interest Shortfall                                                                                      0.00
Class AV1 Unpaid Interest Shortfall                                                                                      0.00
Class AV2 Unpaid Interest Shortfall                                                                                      0.00
Class AIO Unpaid Interest Shortfall                                                                                      0.00
Class M1 Unpaid Interest Shortfall                                                                                       0.00
Class M2 Unpaid Interest Shortfall                                                                                       0.00
Class B1  Unpaid Interest Shortfall                                                                                      0.00
Class B2  Unpaid Interest Shortfall                                                                                      0.00
Class N Unpaid Interest Shortfall                                                                                        0.00

Current Period Relief Act Interest Shortfalls                                                                            0.00

Class AF1 Interest Accrual Relief Act Reduction                                                                          0.00
Class AF2 Interest Accrual Relief Act Reduction                                                                          0.00
Class AF3 Interest Accrual Relief Act Reduction                                                                          0.00
Class AV1 Interest Accrual Relief Act Reduction                                                                          0.00
Class AV2 Interest Accrual Relief Act Reduction                                                                          0.00
Class AIO Interest Accrual Relief Act Reduction                                                                          0.00
Class M1  Interest Accrual Relief Act Reduction                                                                          0.00
Class M2 Interest Accrual Relief Act Reduction                                                                           0.00
Class B1  Interest Accrual Relief Act Reduction                                                                          0.00
Class B2  Interest Accrual Relief Act Reduction                                                                          0.00
Total Class Interest Accrual Relief Act Reduction                                                                        0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                                                      0.00
Class AF1  Prepayment Interest Shortfall Reduction                                                                       0.00
Class AF2  Prepayment Interest Shortfall Reduction                                                                       0.00
Class AF3  Prepayment Interest Shortfall Reduction                                                                       0.00
Class AV1  Prepayment Interest Shortfall Reduction                                                                       0.00
Class AV2  Prepayment Interest Shortfall Reduction                                                                       0.00
Class AIO  Prepayment Interest Shortfall Reduction                                                                       0.00
Class M1   Prepayment Interest Shortfall Reduction                                                                       0.00
Class M2  Prepayment Interest Shortfall Reduction                                                                        0.00
Class B1   Prepayment Interest Shortfall Reduction                                                                       0.00
Class B2   Prepayment Interest Shortfall Reduction                                                                       0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                                                      2,529.88

                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved
